SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 1998


                       TOTAL-TEL USA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                            0-2180          22-1656895
                          (Commission      (I.R.S. Employer
                           File Number)    Identification Number)


                             Overlook at Great Notch
                                 150 Clove Road
                                     Box 449
                         Little Falls, New Jersey 07054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (973) 812-1100


                                      None
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      On December 29, 1998, the Superior Court of New Jersey dismissed with prejudice the previously disclosed litigation between Revision LLC and Gold & Appel Transfer, S.A. and Total-Tel USA Communications, Inc. (the "Company") and ordered that all outstanding Orders in this case which enjoined Revision LLC, Gold & Appel Transfer, S.A., Walter Anderson, Warren Feldman, or Solomon Feldman from purchasing additional shares in the Company be rescinded and of no further force and effect. A copy of such Order is attached as an Exhibit to this Form 8-K. Obtaining such Order was a condition to closing the previously disclosed settlement and stock purchase agreements among the parties to this litigation and certain of their affiliates. In addition, the waiting period under the Hart-Scott-Rodino Act of 1976, as amended, terminated on January 11, 1999. While no assurance can be given if or when such a closing will occur, the Company does expect the closing to occur within one week of the date of the filing of this Form 8-K.

      On January 5, 1999, David Hess resigned as President of the Company.

Item 7.  Financial Statements and Exhibits

      (a)   Financial statements of businesses acquired

            Not applicable

      (b)   Pro forma financial information

            Not applicable

      (c)   Exhibits

            99(a). Order of Dismissal dated December 29, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOTAL-TEL USA COMMUNICATIONS, INC.


Dated: January 13, 1999       By:      /s/ Warren H. Feldman
                                   ------------------------------------
                                       Warren H. Feldman
                                   Chairman and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit     Description                                     Page No.

99(a)       Order of  Dismissal dated December 29, 1998.          4



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                                  EXHIBIT 99(a)

Pitney, Hardin, Kipp & Szuch
(mail to) P.O. Box 1945, Morristown, N.J.  07962-1945
(delivery to) 200 Campus Drive, Florham Park, N.J.  07932-0960
(973) 966-3600
Attorneys for Gold & Appel Transfer, S.A.

                                    SUPERIOR COURT OF NEW JERSEY
                                    CHANCERY DIVISION:
                                    PASSAIC COUNTY
                                    DOCKET NO.: PAS-C49-98

REVISION LLC                        )
                                    )
          and                       )
                                    )
GOLD & APPEL TRANSFER, S.A.         )
                                    )
                 Plaintiffs         )
                                    )
           v.                       )
                                    )
TOTAL-TEL USA COMMUNICATIONS,       )
INC.                                )
                                    )
                 Defendant.         )
------------------------------------)

                               ORDER OF DISMISSAL

      Upon consideration of the stipulation of dismissal filed by the parties, as evidenced by the signatures of counsel below, and for good cause, it is this 29th day of December, 1998 hereby

      ORDERED, that this case be, and the same hereby is dismissed with prejudice; and it is further

      ORDERED, that all Orders entered in this case which enjoin Revision LLC, Gold & Appel Transfer, S.A., Walter Anderson, Warren Feldman or Solomon Feldman from purchasing or acquiring, directly or indirectly, additional shares in

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

 Total-Tel be, and the same hereby are rescinded and shall be of no further force and effect.

 SO ORDERED:                  /s/  Amos C. Saunders
                              ------------------------------------
                                   Amos C. Saunders, Judge




 SEEN AND AGREED:


 /s/ Michael J. Lichenstein
------------------------------------
 Michael J. Lichenstein
 Swidler Berlin Shereff Friedman, LLP
 3000 K. Street, N.W., Suite 300
 Washington, D.C.  20007-5116

 Counsel to Revision LLC and Gold & Appel Transfers, S.A.



 /s/  Bobby R. Burchfield
------------------------------------
 Bobby R. Burchfield
 Covington & Burling
 1201 Pennsylvania Avenue, N.W.
 Washington, D.C.  20044-7566

 Counsel for Total-Tel  USA Communications, Inc.